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                                                                   Exhibit 10.10

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                          Registration Rights Agreement
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                                  by and among


                           CASTLE DENTAL CENTERS, INC.


                             a Delaware corporation
                                 (the "Company")


                                       and


                        Those persons listed on Exhibit A
                                ("Stockholders")


                                  July 19, 2002

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                                TABLE OF CONTENTS

ARTICLE I.  DEFINED TERMS......................................................1
     Section 1.1      Defined Terms............................................1
     Section 1.2      Construction.............................................3
     Section 1.3      References...............................................3
ARTICLE II.  DEMAND REGISTRATION...............................................4
     Section 2.1.     Request..................................................4
     Section 2.2.     Registration Statement Form..............................4
     Section 2.3.     Expenses.................................................4
     Section 2.4.     Effective Registration Statement.........................4
     Section 2.5.     Selection of Underwriters................................5
     Section 2.6.     Priority in Requested Registrations......................5
     Section 2.7.     S-3 Registration.........................................5
ARTICLE III.  "PIGGY BACK" REGISTRATION........................................6
     Section 3.1.     Right to Include Registrable Securities..................6
     Section 3.2.     Priority in Piggy-Back Registrations.....................7
ARTICLE IV.  REGISTRATION PROCEDURES...........................................8
     Section 4.1.     Preparation of Filings...................................8
           (a)        Registration Statement...................................8
           (b)        Amendments...............................................8
           (c)        Copies of Documents......................................8
           (d)        Blue-Sky.................................................9
           (e)        Other Approvals..........................................9
           (f)        Opinions; Comfort Letters................................9
           (g)        Notice of Events........................................10
           (h)        Earnings Statement......................................10
           (i)        Listing.................................................10
           (j)        Transfer Agent..........................................11
           (k)        Access..................................................11
     Section 4.2.     Data from Holders of Registerable Securities............11
     Section 4.3.     Discontinuance of Use of Prospectus.....................11
     Section 4.4.     References to Holders in Registration Statements........11
     Section 4.5.     Underwritten Offerings..................................12
     Section 4.6.     Holdback Agreements.....................................12
     Section 4.7.     Preparation; Reasonable Investigation...................12
ARTICLE V.  INDEMNIFICATION...................................................13
     Section 5.1.     Indemnification by the Company..........................13
     Section 5.2.     Indemnification by the Sellers..........................14
     Section 5.3.     Notices of Claims, etc..................................14
     Section 5.4.     Other Indemnification...................................15
     Section 5.5.     Indemnification Payments................................15
     Section 5.6.     Contributions...........................................15
ARTICLE VI.  RULE 144.........................................................16
     Section 6.1.     Rule 144................................................16

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ARTICLE VII.  MISCELLANEOUS...................................................16
     Section 7.1.     Remedies................................................16
     Section 7.2.     No Inconsistent Agreements..............................16
     Section 7.3.     Adjustments Affecting Registrable Securities............17
     Section 7.4.     Assignment..............................................17
     Section 7.5.     Descriptive Headings....................................17
     Section 7.6.     Governing Law...........................................17
     Section 7.7.     Counterparts............................................17
     Section 7.8.     Entire Agreement........................................17
     Section 7.9.     Severability............................................17
     Section 7.10.    Amendments and Waivers..................................17
     Section 7.11.    Nominees for Beneficial Owners..........................18
     Section 7.12.    Notices.................................................18
     Section 7.13.    Other Registration Rights Agreements....................18

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                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement ("Agreement") is entered into as of this 19th day of July 2002, by and between Castle Dental Centers, Inc., a Delaware corporation (the "Company"), those persons listed on Exhibit A (individually, a "Stockholder" and collectively, the "Stockholders") and evidences that for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                            ARTICLE I. DEFINED TERMS

     Section 1.1 Defined Terms. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Agreement: As defined in the introductory paragraph of this Agreement.

     Bank Warrants: The warrants to purchase Series A-2 Stock issued to Banc of America Strategic Solutions, Inc., a Delaware corporation, FSC Corp., a Massachusetts corporation, Amsouth Bank, a national banking association, and Heller Financial, Inc., a Delaware corporation, contemporaneously with the execution of this Agreement, and any warrants issued upon the partial exercise, assignment, transfer, sale, exchange or replacement of such warrants.

     Common Stock: The common stock, par value $0.001, of the Company.

     Company: As defined in the introductory paragraph of this Agreement.

     Demand Right Holders: Persons with "demand" registration rights pursuant to a contractual commitment of the Company that have exercised such rights.

     Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations of the SEC from time to time in effect thereunder, and shall include any replacement statute and rules and regulations thereunder.

     Initiating Holders: Any holder or holders of at least 20% of the Registrable Securities (other than Registrable Securities issued or issuable upon conversion of Piggyback Stock) by number of shares at the time outstanding or issuable upon exercise or conversion of the Series A-1 Stock (other than Piggyback Stock), Series A-2 Stock, the Bank Warrants, the New Money Notes and/or the New Money Warrants, and initiating a request pursuant to Section 2.1 or Section 2.7 for the registration of all or part of such holder's or holders' Registrable Securities. Holders of Piggyback Stock or Registrable Securities issued or issuable upon conversion of Piggyback Stock are specifically excluded from the definition of Initiating Holder and Registrable Securities issued or issuable upon conversion of Piggyback Stock shall be excluded from calculations used in the definition of Initiating Holder.

     Inspectors: As defined in Section 4.1(k) of this Agreement.

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     New Money Notes: The convertible notes issued pursuant to the Note and
Warrant Purchase Agreement between the Company and Heller Financial, Inc., a Delaware corporation, Midwest Mezzanine Fund II, L.P., a Delaware limited partnership, and James M. Usdan, entered into contemporaneously with the execution of this Agreement, and any notes issued upon the partial conversion, assignment, transfer, sale, exchange or replacement of such notes.

     New Money Warrants: The warrants to purchase Common Stock issued pursuant to the Note and Warrant Purchase Agreement between the Company and Heller Financial, Inc., a Delaware corporation, Midwest Mezzanine Fund II, L.P., a Delaware limited partnership, and James M. Usdan, entered into contemporaneously with the execution of this Agreement, and any warrants issued upon the partial exercise, assignment, transfer, sale, exchange or replacement of such warrants..

     Person: Any individual, corporation, limited liability company, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

     Piggyback Stock: The Series A-1 Stock issued in exchange for the Company's subordinated notes and other subordinated indebtedness issued to various sellers of dental practices to the Company in connection with the exchange offer described in the Company's Confidential Offering Memorandum dated July 5, 2002.

     Records: As defined in Section 4.1(k) of this Agreement.

     Registrable Securities: (a) Any shares of Common Stock issued or issuable upon conversion of the Series A-1 Stock or Piggyback Stock, (b) any shares of Common Stock issued or issuable upon conversion of the New Money Notes, (c) any shares of Common Stock issued or issuable upon exercise of the New Money Warrants, (d) any shares of Common Stock issued or issuable upon conversion of the Series A-2 Stock issued or issuable upon exercise of the Bank Warrants, and
(e) any securities issued or issuable with respect to the Common Stock referred to in subdivisions (a), (b), (c), and (d) above by way of stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force promulgated under the Securities Act),
(c) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, or (d) such securities shall have ceased to be outstanding.

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     Registration Expenses: All expenses incident to the Company's performance of or compliance with Article II or III, including, without limitation, all registration, filing, listing, and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating, printing and engraving expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of a single counsel retained by the holder or holders of more than 51% of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

     SEC: The U.S. Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC from time to time in effect thereunder, and shall include any replacement statute and rules and regulations thereunder.

     Series A-1 Stock: The Convertible Preferred Stock, Series A-1, of the Company issued pursuant to the Restructuring Agreement between the Company and Heller Financial, Inc., a Delaware corporation, and Midwest Mezzanine Fund II, L.P., a Delaware limited partnership, entered into contemporaneously with the execution of this Agreement.

     Series A-2 Stock: The Convertible Preferred Stock, Series A-2, of the Company issuable upon exercise of the Bank Warrants.

     Stockholder: As defined in the introductory paragraph of this Agreement.

     Section 1.2 Construction. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

     Section 1.3 References. Unless otherwise specified, references in this Agreement to "Sections", "Subsections" or "Articles" refer to the sections, subsections or articles in this Agreement.

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                         ARTICLE II. DEMAND REGISTRATION

     Section 2.1. Request. Upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect as expeditiously as possible the registration under the Securities Act of the following:

          (a) the Registrable Securities which the Company has been so requested to be registered by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

          (b) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

          (c) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Article II;

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered; provided, that, the provisions of this Article II shall not require the Company to effect more than four registrations of Registrable Securities.

     Section 2.2.   Registration Statement Form. Registrations under this
Article II shall be on an appropriate registration form of the SEC (i) as shall be selected by the Company and shall be reasonably acceptable to the holders of more than fifty percent (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

     Section 2.3. Expenses. The Company will pay all Registration Expenses in connection with any registrations requested pursuant to this Article II.

     Section 2.4. Effective Registration Statement. A registration requested pursuant to this Article II shall not be deemed to have been effected for purposes of Section 2.1 hereof (i) unless a registration statement with respect thereto has become effective; provided, that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of

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the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration
Expenses in connection with such registration, (ii) if, after it has become effective, such registration is withdrawn by the Company (other than at the request of a majority of the Initiating Holders) or interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason prior to the expiration of a 180 day period following such registration statement effectiveness, or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than due solely to some act or omission by such Initiating Holders.

     Section 2.5. Selection of Underwriters. If a requested registration pursuant to this Article II involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the consent of holders of a majority (by number of shares) of Registrable Securities and shall be reasonably acceptable to the Company.

     Section 2.6. Priority in Requested Registrations. If a requested registration pursuant to this Article II involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range reasonably acceptable to the Company and to the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, the securities which have been requested to be included in such registration by the holders of Registrable Securities (other than holders of Registrable Securities issued or issuable upon conversion of Piggyback Stock) pursuant to this Agreement (pro rata based on the amount of securities sought to be registered by such Persons), (ii) second, provided that no securities sought to be included by the holders of Registrable Securities have been excluded from such registration, the securities of other Persons (including holders of Registrable Securities issued or issuable upon conversion of Piggyback Stock) entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons) and (iii) third, securities the Company proposes to register.

     Section 2.7. S-3 Registrations. Upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities on Form S-3 and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of the following:

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          (a)  the Registrable Securities which the Company has been so requested to be registered by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request; and

          (b) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof on Form S-3 within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities);

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered; provided, that, the provisions of this Article II shall not require the Company to effect a registration on Form S-3 if (i) Form S-3 is not available for such offering by the Initiating Holders, or (ii) the Initiating Holders, together with all other holders of Registrable Securities that have elected to register such Registrable Securities, propose to sell Registrable Securities at an aggregate price to the public of less than $1,000,000. Notwithstanding Section 2.1, the holders of Registrable Securities are permitted to make an unlimited number of requests for S-3 registrations pursuant to this Section 2.7.

                     ARTICLE III. "PIGGY BACK" REGISTRATION

     Section 3.1. Right to Include Registrable Securities. If the Company at any time proposes to file a registration statement under the Securities Act covering any of its securities (other than (i) a registration statement on Form S-4 or S-8 (or any substitute or successor form that may be adopted by the SEC),
(ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders, or
(iii) pursuant to Article II), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this
Article III. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the

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Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Article II and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this
Article III shall relieve the Company of its obligation to effect any registration upon request under Article II. The Company will pay all Registration Expenses incurred by holders by Registrable Securities in connection with each registration of Registrable Securities requested pursuant to this Article III.

     Section 3.2. Priority in Piggy-Back Registrations. If (i) a registration pursuant to this Article III involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, (ii) second, Registrable Securities other than Registrable Securities issued or issuable upon conversion of Piggyback Stock (pro rata on the amount of securities sought to be registered by such Persons), and (iii) third, the securities which have been requested to be included in such registration by Persons (including holders of Registrable Securities issued or issuable upon conversion of Piggyback Stock) entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata on the amount of securities sought to be registered by such Persons); and (y) in cases not initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration, (ii) second, Registrable Securities other than Registrable Securities issued or issuable upon conversion of Piggyback Stock (pro rata on the amount of securities sought to be registered by such Persons), (iii) third, the securities which have been requested to be included in such registration by Persons (including holders of Registrable Securities issued or issuable upon conversion of Piggyback Stock) entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata on the amount of securities sought to be registered by such Persons), and (iv) fourth, the securities which the Company proposes to register.

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                       ARTICLE IV. REGISTRATION PROCEDURES

     Section 4.1. Preparation of Filings. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Articles II or III, the following shall apply:

          (a) Registration Statement. The Company shall promptly prepare and file (in the case of a registration pursuant to Article II, such filing to be made within 90 days after the initial request of one or more Initiating Holders of Registrable Securities or in any event as soon after such request as possible) with the SEC the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its best efforts to cause such registration statement to become effective as soon as possible and remain effective thereafter; provided, however, that the Company may withdraw any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 3.2, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto; provided further, that before filing such registration statement or any amendments thereto, the Company will furnish to the holders of Registrable Securities that are to be included in such registration and their counsel copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable approval of such holders and their counsel.

          (b) Amendments. The Company shall prepare and file with the SEC such amendments, post effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the following time periods: (i) in the case of a S-3 registration pursuant to Section 2.7, 180 days or such shorter period as all Registrable Securities have been sold in accordance with the intended methods of disposition specified by the holders thereof; (ii) in the case of a registration under Article II other than a S-3 registration pursuant to Section 2.7, 90 days or such shorter period as all Registrable Securities have been sold in accordance with the intended methods of disposition specified by the holders thereof; and (iii) in the case of a registration under Article III, such period of time as the Company determines.

          (c) Copies of Documents. The Company shall furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits to such Registration Statement), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and

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     any other prospectus filed pursuant to Rule 424 under the Securities Act and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (it being understood that the Company consents to the use of the prospectus and any amendments or supplement thereto by each holder of Registrable Securities covered by the Registration Statement and the underwriter or underwriters, if any, in connection with the offering and sale of Registrable Securities covered by the prospectus or any amendment or supplement thereto).

          (d) Blue-Sky. The Company will use its best efforts to register or qualify all Registrable Securities under the securities laws or blue sky laws of the jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified, or to consent to general service of process in any such jurisdiction.

          (e) Other Approvals. The Company will use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the intended disposition of such Registrable Securities.

          (f) Opinions; Comfort Letters. The Company shall furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller, (and the underwriters, if any) of:

                    (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                    (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement,

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     covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request.

          (g) Notice of Events. The Company will notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

          (h) Earnings Statement. The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder.

          (i) Listing. The Company will cause all Registrable Securities covered by the registration statement to be listed on each securities exchange or traded or quoted on each market on which the same class of securities issued by the Company are then listed, traded or quoted.

          (j) Transfer Agent. The Company will provide a transfer agent, registrar and a CUSIP number for all Registrable Securities no later than the effective date of such Registration Statement.

          (k) Access. The Company will make available for inspection by any holder of Registrable Securities included in such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement.

     Section 4.2. Data from Holders of Registrable Securities. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Section 4.3. Discontinuance of Use of Prospectus. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any written notice from the Company of the occurrence of any event of the kind described in Section 4.1(g), such holder will forthwith discontinue such holder's offer of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 4.1(b) shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by Section 4.1(g).

     Section 4.4. References to Holders in Registration Statements. If any registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the

Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

     Section 4.5. Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Article II, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.1. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof; provided, that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

     Section 4.6. Holdback Agreements. The Company agrees if so required by a managing underwriter of an offering of Registrable Securities, not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to Articles II or III has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-8, or any successor or similar forms thereto.

     Section 4.7. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                           ARTICLE V. INDEMNIFICATION

     Section 5.1. Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to Articles II and III, the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, and (ii) in the case of any registration statement of the Company, any holder of Registrable Securities that is selling Registrable Securities pursuant to such Registration Statement, its directors and officers and each other Person, if any, who controls such holder of Registrable Securities within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses and costs reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense or cost arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

     Section 5.2. Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Article II or III, that the Company shall have received an undertaking satisfactory to it from each prospective seller of Registrable Securities, severally but not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, that such sellers' liability under such indemnification shall be limited to the net sales proceeds actually received by such seller from the sale of the Company's securities pursuant to such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

     Section 5.3. Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 5.1 or 5.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 5.1 or 5.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     Section 5.4. Other Indemnification. Indemnification similar to that specified in Sections 5.1 and 5.2 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     Section 5.5. Indemnification Payments. The indemnification required by this Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     Section 5.6. Contributions. If the indemnification provided for in Sections 5.1 and 5.2 of this Agreement is unavailable or insufficient to hold harmless an indemnified party under such Sections, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 5.1 or Section 5.2 of this Agreement in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each party from the offering of the securities covered by such registration statement, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.6 were to be determined by pro rata or per capita allocation (even if the underwriters, if any, were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 5.6. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 5.3 of this Agreement if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 5.6. Promptly after receipt by an indemnified party under this Section 5.6 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 5.6, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in

Section 5.3 of this Agreement has not been given with respect to such action; provided, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 5.6, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. The Company and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) that the amount of such contribution shall not exceed an amount equal to the net proceeds actually received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                              ARTICLE VI. RULE 144

     Section 6.1. Rule 144. The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the SEC under the Securities Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                           ARTICLE VII. MISCELLANEOUS

     Section 7.1. Remedies. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of such a breach and hereby agrees to waive the defense in any action for specific performance of such an obligation that a remedy at law would be adequate.

     Section 7.2. No Inconsistent Agreements. Without the written consent of the holders of a majority of the then outstanding Registrable Securities, the Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreements previously entered into by the Company.

     Section 7.3. Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

     Section 7.4. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities.

     Section 7.5. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     Section 7.6. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     Section 7.7. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     Section 7.8. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

     Section 7.9. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     Section 7.10. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of 51% or more of the shares of Registrable Securities; provided, however, no amendment, modification or waiver can be effected if, by its terms, such amendment, modification or waiver adversely affects one holder without having the same adverse effect on all other holders without the prior written consent of the adversely affected holder. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7.10, whether or not such Registrable Securities shall have been marked to indicate such consent.

     Section 7.11. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     Section 7.12. Notices. Except as otherwise provided in this Agreement, all communications provided for hereunder shall be in writing and sent by first-class mail, postage prepaid, and (a) if addressed to a party to this Agreement other than the Company, addressed to the address of such party listed in Exhibit A or at such other address as such party shall have furnished to the Company in writing, or (b) if addressed to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) if addressed to the Company 3701 Kirby Drive, Suite 550, Houston, Texas 77098 to the attention of its Chief Financial Officer or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

     Section 7.13. Other Registration Rights Agreements. Without the approval of the holders of a majority of the Registrable Securities, the Company will neither enter into any new registration rights agreements that conflict with the terms of this Agreement nor permit the exercise of any other registration rights in a manner that conflicts with the terms of the registration rights granted under this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                     COMPANY

                                     Castle Dental Centers, Inc.


                                     By:  /s/ J.P. Keane
                                        -----------------------------------
                                     Name:  J.P. Keane
                                          ---------------------------------
                                     Title:  Chief Financial Officer
                                           --------------------------------

                                     STOCKHOLDERS:

                                     Heller Financial, Inc.


                                     By:  /s/ Michael Snajder
                                        -----------------------------------
                                     Name:  Michael Snajder
                                          ---------------------------------
                                     Title:  Senior Vice President
                                           --------------------------------

                                     Midwest Mezzanine Fund II, L.P.

                                     By:   ABN AMRO Mezzanine Management
                                     II, L.P., its general partner

                                     By:   ABN AMRO Mezzanine Management
                                     II, Inc., its general partner


                                     By:  /s/ Paul Kreie
                                        -----------------------------------
                                     Name:  Paul Kreie
                                          ---------------------------------
                                     Title:  Vice President
                                           --------------------------------

                                     Banc of America Strategic Solutions,
                                     Inc.


                                     By:  /s/ Mark Henze
                                        -----------------------------------
                                     Name:  Mark Henze
                                          ---------------------------------
                                     Title:  Senior Vice President
                                           --------------------------------

                                     FSC Corp.


                                     By:  /s/  John J. Quintal
                                        -----------------------------------
                                     Name:  John J. Quintal
                                          ---------------------------------
                                     Title:  Vice President
                                           --------------------------------

                                     Amsouth Bank


                                     By:  /s/  Tim McCarthy
                                        -----------------------------------
                                     Name:  Tim McCarthy
                                          ---------------------------------
                                     Title: Vice President
                                           --------------------------------
                                       /s/ James M. Usdan
                                     --------------------------------------
                                     James M. Usdan


                                     PIGGYBACK STOCKHOLDERS

                                     By: James M. Usdan
                                        -----------------------------------
                                     James M. Usdan, Attorney-in-Fact for
                                     each of the Piggyback Stockholders listed
                                     below

                                    Exhibit A

                                       to

                          Registration Rights Agreement
                               dated July 19, 2002

Name and address of stockholder:

Name:  Heller Financial, Inc.

Address for notice:

Heller Financial, Inc.
500 West Monroe
Chicago, Illinois 60661
Attention:    Michael Sznajder
Telecopy:     (312) 441-7598

Number of shares of Series A-1 Stock owned:  119,520
Principal amount of New Money Notes owned:   $500,000
Number of New Money Warrants owned:  5,286,489
Number of Bank Warrants owned:       10,984

Name and address of stockholder:

Name:  Midwest Mezzanine Fund II, L.P.

Address for notice:

Midwest Mezzanine Fund II, L.P.
208 South LaSalle, Tenth Floor
Chicago, Illinois
Attention:        Paul Kreie
Telecopy:         (312) 553-6647

Number of shares of Series A-1 Stock owned:  59,760
Principal amount of New Money Notes owned:   $500,000
Number of New Money Warrants owned:  5,286,489

Name and address of stockholder:

                             Exhibit A - Page 1 of 1

Name:  Banc of America Strategic Solutions, Inc.

Address for notice:

Banc of America Strategic Solutions, Inc.
901 Main St., 11th Floor
TX1-492-11-05
Dallas, Texas 75202-3714
Attention:        Mark Henze
Telecopy:         214-209-3444

Number of Bank Warrants owned: 25,161

Name and address of stockholder:

Name:  FSC Corp.

Address for notice:

FSC Corp.
c/o Banc Boston Capital Ins.
175 Federal Street, 10th Floor
Boston, MA 02110
Attention:        John J. Quintal
Telecopy:         (617) 434-7891

Number of Bank Warrants owned: 16,476

Name and address of stockholder:

Name:  Amsouth Bank

Address for notice:

Amsouth Bank
315 Deaderick Street, 8th Floor
Nashville, TN 37021
Attention:        Tim McCarthy
Telecopy:         (615) 736-6633

Number of Bank Warrants owned: 8,238

                             Exhibit A - Page 1 of 1

Name and address of stockholder:

Name:  James M. Usdan

Address for notice:

James M. Usdan
3701 Kirby Dr., Suite 550
Houston, Texas  77098
Telecopy: (713) 490-8420

Number of New Money Warrants owned:   7,401,084
Principal amount of New Money Notes owned: $700,000

Name and address of stockholder:

Name:

Address for notice:

Number of shares of Piggyback Stock owned:  32,002

                             Exhibit A - Page 1 of 1